UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549-1004

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                                    Form 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 29, 2004
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

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                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

             Ohio                                                13-1955943
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

          37 West Broad Street                                     43215
             Columbus, Ohio                                      (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Press Release dated January 29, 2004, filed herewith.

Item 12. Results of Operations and Financial Position

      On January 29, 2004, Lancaster Colony Corporation issued a press release announcing its results for the three and six months ended December 31, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)

Date: January 29, 2004                 By: /s/ JOHN L. BOYLAN
      ----------------                     --------------------------
                                           John L. Boylan
                                           Treasurer, Vice President,
                                           Assistant Secretary and
                                           Chief Financial Officer
                                           (Principal Financial
                                           and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit
Number      Description                                            Located at
-------     -----------                                            ----------

99.1        Press Release dated January 29, 2004...............   Filed herewith